VESSELS AND EQUIPMENT, NET	12 Months Ended
Dec. 31, 2014
Property, Plant and Equipment [Abstract]
VESSELS AND EQUIPMENT, NET

20.	VESSELS AND EQUIPMENT, NET

(in thousands of $)	2014	2013
Cost	1,813,170	1,043,439
Accumulated depreciation	(164,282)	(231,724)
Net book value	1,648,888	811,715

As at December 31, 2014, we owned thirteen (2013: seven) vessels. During the year ended December 31, 2014, we took delivery of seven new buildings and we sold one vessel, the Golar Igloo to Golar Partners in March 2014. In addition, the Hilli was classified as "Asset under development" and the Golar Viking and the Golar Eskimo were classified as "held-for-sale".

Drydocking costs of $43.9 million and $33.1 million are included in the cost amounts above as of December 31, 2014 and 2013, respectively.  Accumulated amortization of those costs as of December 31, 2014 and 2013 were $11.3 million and $18.9 million, respectively.

Depreciation and amortization expense for each of the years ended December 31, 2014, 2013 and 2012 was $49.8 million, $36.9 million and $70.3 million, respectively.

Depreciation and amortization expense for vessels under capital leases for the years ended December 31, 2014, 2013 and 2012 was $nil, $nil and $15.8 million, respectively.

Interest costs capitalized in connection with the retrofitting of vessels into FSRUs for the years ended December 31, 2014, 2013 and 2012 were $nil, $nil and $1.8 million, respectively.

As at December 31, 2014 and 2013, vessels with a net book value of $1,997.7 million and $700.7 million, respectively, were pledged as security for certain debt facilities (see note 38). This includes the Golar Viking and the Golar Eskimo which are classified as "held-for-sale" as at December 31, 2014.

As at December 31, 2014 and 2013, included in the above amounts is office equipment with a net book value of $1.4 million and $1.7 million, respectively.